Harding, Loevner Funds, Inc. (the “Fund”)

Supplement dated March 20, 2025 to the

Summary Prospectus and the Prospectus for Individual Investors (“Statutory Prospectus”), each dated February 28, 2025, for the Emerging Markets Portfolio (Advisor Class)

This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus

This Supplement provides information regarding an upcoming reorganization of the Harding Loevner Emerging Markets Portfolio (“Acquired Portfolio”) into the Harding Loevner Institutional Emerging Markets Portfolio (“Acquiring Portfolio”), subject to certain conditions (the “Reorganization”), as further detailed below. Following the Reorganization, the Acquiring Portfolio will be renamed “Harding Loevner Emerging Markets Portfolio.”

At a meeting held on March 7, 2025, the Board of Directors (the “Board”) of the Fund approved an Agreement and Plan of Reorganization (the “Plan”) detailing a plan to effectuate the Reorganization.

The Acquired Portfolio holds sanctioned Russian securities (and proceeds of distributions in respect of Russian securities that are similarly subject to sanctions) (collectively, “Sanctioned Russian Assets”). Unless the Sanctioned Russian Assets can legally be transferred in advance of the Reorganization, the Reorganization will be conditioned upon the receipt of a Private Letter Ruling from the Internal Revenue Service (“IRS”) that the Reorganization will qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended. Assuming satisfaction of this condition, the Reorganization is expected to be completed after the close of business on June 30, 2025 (or at such earlier or later date as determined by an officer of the Fund) (the “Closing Date”). The Reorganization does not require shareholder approval; however, shareholders will receive further written notice of the Reorganization by mail in May/June 2025.

The Plan provides for (1) the transfer of all of the assets, excluding any Sanctioned Russian Assets that cannot be transferred, of the Acquired Portfolio to the Acquiring Portfolio in exchange for shares of the Acquiring Portfolio that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Portfolio as of the close of business on the Closing Date; (2) the assumption by the Acquiring Portfolio of all of the liabilities of the Acquired Portfolio; and (3) the distribution of shares of the Acquiring Portfolio to the shareholders of the Acquired Portfolio in complete redemption and cancellation of the shares of Acquired Portfolio. Each shareholder of the Acquired Portfolio will receive shares of the Institutional share class of the Acquiring Portfolio in equal value to the shares of the Acquired Portfolio held by that shareholder as of the close of business on the Closing Date. The Reorganization itself is expected to be a tax-free reorganization under section 368 for U.S. federal income tax purposes, conditioned upon receipt of the Private Letter Ruling from the IRS.

Harding Loevner LP, the investment adviser of the Acquired Portfolio and the Acquiring Portfolio, proposed the Reorganization given, among other reasons, outflows experienced by the Acquired Portfolio over time and resulting increases in fixed costs borne by the Acquired Portfolio and capital gains distributions to shareholders. It is anticipated that the total annual fund operating expense ratio of the Institutional share class of the Acquiring Portfolio immediately after the Reorganization will be lower than the total annual fund operating expense ratio of the corresponding class of the Acquired Portfolio immediately prior to the Reorganization. The Reorganization is also expected to provide an opportunity for shareholders to benefit from potential economies of scale that may be realized over time by combining the assets of the Acquired Portfolio and Acquiring Portfolio.

Any purchase request that cannot be settled prior to the Closing Date will be deemed to be, and will be processed as, a purchase request for shares of the Acquiring Portfolio. Prior to the Reorganization, shareholders may redeem their shares or exchange their shares for the shares of another portfolio of the Harding, Loevner Funds, Inc., as set forth in the Acquired Portfolio’s prospectus. Any exchange would be made at the current net asset value of the Acquired Portfolio and the selected portfolio of the Fund. Such transactions will be treated as normal redemptions or exchanges of shares and may be taxable.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any funds.

Investors Should Retain this Supplement for Future Reference.